CONTACTS MEDIA: INVESTORS: Marcey Zwiebel Bryan Gill (412) 762-4550 (412) 768-4143 media.relations@pnc.com investor.relations@pnc.com PNC ACHIEVES NATIONAL EXPANSION WITH CONVERSION OF BBVA USA Completion of Largest Conversion in Bank’s History PITTSBURGH, October 12, 2021 - The PNC Financial Services Group, Inc. (NYSE: PNC) today announced it has completed the conversion of 2.6 million customers, 9,000 employees and nearly 600 branches across seven states from BBVA USA to PNC Bank. The simultaneous conversion of BBVA USA customers and employees to PNC’s network and platforms was completed, and BBVA USA branches in Texas, Alabama, Arizona, California, Florida, Colorado and New Mexico reopened October 12, as PNC Bank locations. “Since the announcement of our definitive agreement last November, we have been looking forward to today – and to introducing PNC as a strong national competitor in all areas of our business,” said PNC Chairman, President and CEO Bill Demchak. “To have achieved this milestone in less than a year is noteworthy and is thanks to the tireless collaboration between PNC and BBVA USA teams. Beginning today, we move forward together as PNC Bank, extending our Main Street model by offering our innovative products and services to even more clients and customers across the country, supporting our new and expanded communities, and ultimately, building and growing strong relationships." With the completion of this acquisition PNC now has a coast-to-coast franchise and a presence in 29 of the 30 largest markets in the U.S., providing a network of approximately 2,700 branch locations and 19,000 ATMs, offering PNC customers free access to their cash. The PNC Financial Services Group, Inc. is one of the largest diversified financial services institutions in the United States, organized around its customers and communities for strong relationships and local delivery of retail and business banking including a full range of lending products; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management and asset management. For information about PNC, visit www.pnc.com. - more - Exhibit 99.1

PNC Achieves National Expansion With Conversion of BBVA USA – Page 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This press release contains forward-looking statements regarding our outlook or expectations with respect to the combination of BBVA USA into PNC Bank and the impact of the transaction on PNC's future performance. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risk and uncertainty to which our forward- looking statements are subject. The forward-looking statements in this press release speak only as of the date of this press release, and we assume no duty, and do not undertake any obligation, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. As a result, we caution against placing undue reliance on any forward-looking statements. Forward-looking statements in this press release are subject to the following risks and uncertainties: the business of BBVA USA (now as PNC Bank) going forward may not perform as we currently project or in a manner consistent with historical performance and, as a result, the anticipated benefits of the transaction may be significantly more difficult or take longer to achieve than expected or may not be achieved in their entirety; the combination of BBVA USA with PNC Bank may have unanticipated adverse results relating to BBVA USA (now as PNC Bank) or our legacy businesses. These forward-looking statements are also subject to the principal risks and uncertainties applicable to our businesses generally that are disclosed in PNC's 2020 Form 10-K and first and second quarter 2021 Form 10-Q and in PNC's subsequent SEC filings. Our SEC filings are accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document. # # #